SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Neonode Inc.
(Name of Registrant as Specified in Its Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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NEONODE INC.

April 29, 2008

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Neonode Inc. (the “Company”) to be held on May 30, 2008 at the offices of DavenportMajor Executive Search, located at 12770 High Bluff Drive, Suite 320, San Diego, CA 92130. The meeting will begin promptly at 9:00 a.m. local time.

The items of business to be considered at the Annual Meeting are listed in the following Notice of Annual Meeting and are more fully addressed in the proxy statement included with this letter. The item you will be asked to vote on at the Annual Meeting is the ratification of the appointment of BDO Feinstein International AB as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

The Company’s Board of Directors believes that a favorable vote for the matter described in the attached Notice of Annual Meeting and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote “FOR” such matter. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed proxy promptly.

Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted at the meeting. Please date, sign, and return your proxy card promptly in the enclosed envelope to ensure that your shares will be represented and voted at the Annual Meeting, even if you cannot attend. If you attend the Annual Meeting and are the stockholder of record, you may vote your shares in person even though you have previously signed and returned your proxy.

On behalf of your board of directors, thank you for your investment in, and continued support of, Neonode Inc.

Sincerely,

/s/ Mikael Hagman
Mikael Hagman
President and Chief Executive Officer
San Ramon, California
April 29, 2008

NEONODE INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 30, 2008

To the Stockholders of Neonode Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of Neonode Inc, a Delaware corporation (the “Company”). The Annual Meeting will be held on Thursday, May 30, 2008, at the offices of DavenportMajor Executive Search located at 12770 High Bluff Drive, Suite 320, San Diego, CA 92130. The meeting will begin promptly at 9:00 a.m. local time.

(1)	To ratify the selection of BDO Feinstein International AB as our independent registered public accounting firm for the fiscal year ending December 31, 2008; and

(2)	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is April 29, 2008. Only stockholders of record at the close of business on that date will be entitled to notice and vote at the meeting or any adjournment thereof.

By Order of the Board of Directors,

/s/ David W. Brunton
Secretary
San Ramon, California
April 29, 2008

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES, IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER IN ORDER TO VOTE IN PERSON.

NEONODE INC.

PROXY STATEMENT

HISTORY

Neonode Inc., formerly known as SBE, Inc., was incorporated in the state of Delaware on September 4, 1997.

On January 11, 2007, SBE, Inc. entered into an Agreement for the Purchase and Sale of Assets with One Stop Systems, Inc., pursuant to which SBE, Inc. sold substantially all of the assets associated with its embedded hardware business to One Stop Systems, Inc.

On August 10, 2007, Cold Winter Acquisition Corporation (Cold Winter Acquisition Sub), a Delaware corporation and wholly-owned subsidiary of SBE, Inc., consummated a merger and reorganization where Cold Winter Acquisition Sub was merged with and into Neonode Inc., a Delaware Corporation (Old Neonode), with Old Neonode continuing after the merger as the surviving corporation and a wholly-owned subsidiary of SBE, Inc. (Merger). SBE, Inc.’s name was subsequently changed to “Neonode Inc.” in connection with the completion of the Merger.

Old Neonode was incorporated in the State of Delaware in 2006 and is the parent of Neonode AB, a company founded in February 2004 and incorporated in Sweden.

After the Merger with Cold Winter Acquisition Sub, Old Neonode changed its name to Cold Winter, Inc. (Cold Winter). The stockholders of SBE, Inc. approved the transaction in a special meeting of stockholders held on August 10, 2007. Following the closing of the Merger, the business and operations of Cold Winter prior to the Merger became the primary business and operations of the newly-combined company. The newly-combined company’s headquarters is located in Stockholm, Sweden.

Unless the context otherwise requires, all references herein to “Neonode,” “we,” “our,” “us,” and similar words in this proxy statement refer to Old Neonode prior to the Merger, and Neonode Inc. (formally known as SBE, Inc.) and its wholly-owned subsidiaries after the Merger.

WHERE YOU CAN FIND MORE INFORMATION

We are a reporting company and file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, proxy statements or other information that we file at the SEC’s public reference room at 100 F Street N.E., Room 1580, Washington, D.C., 20549. You can also request copies of these documents by writing to the SEC and paying a fee for the copying costs. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference room. Our public filings with the SEC are also available on the web site maintained by the SEC at http://www.sec.gov.

NEONODE INC.
4000 Executive Parkway, Suite 200
San Ramon, California 94583

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 30, 2008

The Annual Meeting of Stockholders of Neonode Inc. will be held on May 30, 2008, at the offices of DavenportMajor Executive Search, located at 12770 High Bluff Drive, Suite 320, San Diego, CA 92130, beginning promptly at 9:00 a.m., local time. The enclosed proxy is solicited by our board of directors. It is anticipated that this proxy statement and the accompanying proxy card will be first mailed to holders of our common stock on or about May 6, 2008.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Why am I receiving this proxy statement and proxy card?

You are receiving a proxy statement and proxy card because you own shares of our common stock. This proxy statement describes the issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 29, 2008 will be entitled to vote at the Annual Meeting. On this record date, there were 25,918,162 shares of our common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 29, 2008 your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 29, 2008 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What is being voted on?

You are being asked to vote on the following proposal:

Proposal 1—To ratify the selection of BDO Feinstein International AB as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

How do I vote?

For Proposal 1 you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy. If you would like to vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 29, 2008.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will count Proposal 1, “For” and “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for Proposal 1, and will have the same effect as “Against” or “Withhold” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

If your shares are held by your broker as your nominee (“street name”), in order to vote your shares you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your shares may be voted by your broker for routine matters, including Proposals 1 in this proxy statement.

How many votes are needed to approve each proposal?

•
To be approved, Proposal No. 1 to ratify BDO Feinstein International AB as independent auditors of the Company for the fiscal year ending December 31, 2008 must receive a "For" vote from the majority of shares present either in person or by proxy and entitled to vote.

If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum is necessary to hold a valid meeting. A quorum will be present if a majority of the outstanding shares of common stock are represented in person or by proxy at the Annual Meeting. On the record date, there were 25,918,162 shares of Neonode common stock outstanding and entitled to vote. Thus, at least 12,959,082 shares must be represented in person or by proxy at the Annual Meeting in order to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn the Annual Meeting to another date.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will voted as the Board of Director recommends.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date;

•	You may send a written notice that you are revoking your proxy to our Secretary at 4000 Executive Parkway, Suite 200, San Ramon, California 94583; or

•	You may attend the Annual Meeting and vote in person. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Does the board of directors recommend approval of the proposals at the Annual Meeting?

Yes. After careful consideration, our board of directors recommends that our stockholders vote FOR the proposal.

What is the deadline for submitting Stockholder proposals for the 2009 Annual Meeting?

To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by October 1, 2008, to the Secretary of Neonode Inc., 4000 Executive Parkway, Suite 200, San Ramon, California 94583. If you wish to submit a proposal that is not to be included in next year's proxy materials or nominate a director, you must do so by not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting of stockholders (no earlier than January 1, 2009 and no later than January 31, 2009, as currently scheduled); provided, however, that in the event that the date of the annual meeting of stockholders is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting of stockholders, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting of stockholders or the 10th day following the day on which public announcement of the date of such meeting is first made. Stockholders wishing to submit any such proposal are also advised to review Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Company's Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Who can help answer my questions about the proposals?

If you have additional questions about these proposals, you should contact David Brunton, our Secretary and Chief Financial Officer, at (925) 355-7700.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results may be announced at the Annual Meeting. Final voting results will be published in our Quarterly Report on Form 10-Q for the three months ended June 30, 2008.

BOARD OF DIRECTORS

The Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class shall serve for the remainder of the full term of that class, and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

The Board currently has four members. There is one director whose term of office expired in 2008. That director resigned effective March 31, 2008 and there Board is currently evaluating suitable candidates for his replacement. The Board anticipates appointing a replacement candidate prior to the end of June 2008. With the exception of John Reardon, all of the directors became directors of the Company on August 10, 2007.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The one nominee receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below.

The following is a brief biography of each director whose term will continue after the annual meeting.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2010 ANNUAL MEETING

John Reardon - Mr. Reardon, age 48, has served as a director of SBE, Inc. since February 2004 and of Old Neonode since February 2007. Mr. Reardon is the chairman of the Audit Committee and member of the Compensation and Nominating and Governance Committees of the Company. Mr. Reardon has served as President and member of the board of directors of The RTC Group, a technical publishing company since 1990. In 1994, Mr. Reardon founded a Dutch corporation, AEE, to expand the activities of The RTC Group into Europe. Mr. Reardon also serves on the board of directors of One Stop Systems, Inc., a computing systems and manufacturing company.

Mikael Hagman - Mr. Hagman, age 40, joined Old Neonode as Chief Executive Officer in March 2007. For the Eight years prior to joining Neonode, Mr. Hagman served as Chief Executive Officer of Sony Corp. subsidiary operations in Sweden and Finland. During his eight years with Sony, Mr. Hagman held a number of positions and served on the board of Sony Nordic AS. While at Sony Mr. Hagman was nominated for several Pan European committees and participated in forums that developed Sony’s commercial strategies. Prior to Sony, Mr. Hagman worked for United Biscuits Ltd. in various leading sales and marketing roles. He currently serves on the board of directors of AIK Fotboll AB, a publicly traded company listed on Nordic Growth Markets (KLM). AIK Fotboll AB is one of Sweden’s leading soccer clubs. Mr. Hagman has served on the board of many industry associations, including Consumer Electronics Association, Elektronik Branchen, and SRL.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2009 ANNUAL MEETING

Per Bystedt - Mr. Bystedt, age 42, served as the interim Chief Executive Officer of Old Neonode from October 2005 through July 2006. Since 1997, Mr. Bystedt has been the Chief Executive Officer of Spray AB, an internet investment company. From 1991 through 1997, Mr. Bystedt was the Chief Executive Officer of various television production and network companies including Trash Television, ZTV AB, TV3 Broadcasting Group Ltd and MTG AB. From 1998 through the present, Mr. Bystedt has served as a member of the board of directors of Axel Johnson AB. From 2000 to the present, he has been a member of the board of directors of Eniro AB and, from 2005 to the present, has been a member of the board of directors of Servera AB. From 2004 to the present, Mr. Bystedt has been the chairman of the board of directors of AIK Fotboll AB. From 1997 through 2005 he served as a member of the board of directors of Ahlens AB, and from 1998 through 2000 he was the chairman of the board of directors of Razorfish, Inc.

Susan Major - Ms. Major, age 55, is the co-founder and since 2002 has been the Managing Partner of DavenportMajor Executive Search. Ms. Major is Chairman of the Compensation Committee and a member of the Audit and Nominating and Governance Committees. Her expertise working in the technology industry spans more than 18 years with global high growth companies coupled with 10 additional years of search experience, including C-level executive placements for public and emerging, pre-IPO corporations. Ms. Major specializes in the wireless, telecom, software and semiconductor sectors and serves Fortune 500 clients such as Motorola and Qualcomm. While at Motorola, Ms. Major introduced numerous technology products, including two-way radios, cellular handsets and a first generation PDA. While at Ameritech, Ms. Major led the marketing efforts that expanded their paging and wireless data services. In addition, Ms. Major has been awarded two patents in wireless messaging.

BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE

The current members of the Board of Directors are as follows:

NAME	AGE	POSITION

Mikael Hagman	40	Director and Chief Executive Officer

John Reardon	48	Director

Per Bystedt	42	Director

Susan Major	55	Director

Independence of the Board of Directors

As required under the NASDAQ Stock Market (“NASDAQ”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with all relevant securities laws and regulations regarding the definition of “independent,” including those set forth in the applicable listing standards of NASDAQ.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm, the Board affirmatively has determined that all of the Company’s directors, other than Mikael Hagman, are independent directors within the meaning of the applicable NASDAQ listing standards.

Prior to the Merger the following individuals served as directors during the previous fiscal year: Magnus Goertz, Ronald Ritchie, Marion Stuckey, John D’Errico and Kenneth G. Yamamoto. The Board affirmatively determined that all of these past directors, other than Magnus Goertz and Kenneth G. Yamamoto were independent directors within the meaning of the applicable NASDAQ listing standards.

Meetings of the Board of Directors

After the merger, the Board met six times during the Company’s 2007 fiscal year. Each then-serving director attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively. In addition, as required under NASDAQ listing standards, the Company’s independent directors met in regularly scheduled executive sessions at which only independent directors are present.

All of the board members attended last year’s annual meeting.

Board Committees

The Board has three committees: an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. John Reardon and Susan Major constitute the members of each committee. During the Company’s 2007 fiscal year (which ended on December 31, 2007), the Audit Committee met five times, the Compensation Committee met three times and the Nominating and Governance Committee met one time. All then-serving directors attended at least 75% of the meetings of each committee. With the exception of John Reardon, none of the current directors were members of any of the committees prior to August 10, 2008.

Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.

Audit Committee.

John Reardon is Chairman of the Audit Committee. The Audit Committee of the Board, which was established in accordance with Section 3(a)(58)(A) of the Exchange Act, oversees the Company’s corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions, including the following:

•	evaluates the performance of and assesses the qualifications of the independent registered public accounting firm;

•	determines and approves the engagement of the independent registered public accounting firm;

•	determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm;

•	reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

•	monitors the rotation of partners of the independent registered public accounting firm on the Company’s audit engagement team as required by law;

•	confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting;

•
establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	reviews the financial statements to be included in the Company’s Annual Report on Form 10-K; and

•	discusses with management and the independent registered public accounting firm the results of the annual audit and the results of the Company’s quarterly financial statements.

The Board has adopted a written Audit Committee Charter that is available on the Company’s website at http://www.neonode.com/Documents/investor/audit_committee_charter.pdf.

The Board annually reviews the NASDAQ listing standards definition of independence for Audit Committee members and has determined that all members of the Company’s Audit Committee are independent, as defined in Rule 4350(d)(2)(A)(i) and (ii) of the NASDAQ listing standards. All members of the Audit Committee meet NASDAQ’s audit committee financial sophistication requirements. The Company does not have an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission serving on the Audit Committee because the Board believes that the background and financial sophistication of its members are sufficient to fulfill the duties of the Audit Committee.

Compensation Committee.

Susan Major is Chairman of the Compensation Committee. The Compensation Committee of the Board reviews and approves the overall compensation strategy and policies for the Company. The Compensation Committee duties include the following:

•	reviews and approves corporate performance goals and objectives relevant to the compensation of the Company’s executive officers and other senior management;

•	reviews and approves the compensation and other terms of employment of the Company’s Chief Executive Officer;

•	reviews and approves the compensation and other terms of employment of the other executive officers; and

•	administers and reviews the Company’s stock option and purchase plans, pension and profit sharing plans, stock bonus plans, deferred compensation plans and other similar programs.

The Committee has the authority to obtain advice or assistance from consultants, legal counsel, accounting or other advisors as appropriate to perform its duties, and to determine the terms, costs and fees for such engagements. All members of the Company’s Compensation Committee are independent as defined in Rule 4200(a)(15) of the NASDAQ listing standards. The Board has adopted a written Compensation Committee Charter that is available on the Company’s website at http://www.neonode.com/Documents/investor/compensation_committee_charter.pdf.

The Compensation Committee conducts an annual performance and compensation review for each of our executive officers and determines salary adjustments and bonus and equity awards at one or more meetings generally held during the last quarter of the year. In addition, the Compensation Committee considers matters related to individual compensation, such as compensation for new executive hires, as well as various compensation policy issues throughout the year. For executives other than the Chief Executive Officer, the Compensation Committee receives and considers performance evaluations and compensation recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. The agenda for meetings of the Compensation Committee is usually determined by its Chairman with the assistance of the Company’s Chief Executive Officer and Chief Financial Officer. Compensation Committee meetings are regularly attended by the Chief Executive and Chief Financial Officer.

The Committee approves routine on-hire option grants to employees of the Company, subject to specific limitations. For these grants, the exercise price must be equal to the closing price on the NASDAQ Capital Market of the Company’s Common Stock on the trading on the date of grant. The Company engaged Watson Wyatt, a compensation consultant to provide advice and a recommendation to the Compensation Committee regarding the compensation and employment agreement for our chief executive officer.

Nominating and Governance Committee.

John Reardon is Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee of the Board is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company, consistent with criteria approved by the Board. The Nominating and Governance duties include the following:

•	reviewing and evaluating incumbent directors;

•	recommending candidates to the Board for election to the Board; and

•	making recommendations to the Board regarding the membership of the committees of the Board.

All members of the Nominating and Governance Committee are independent as defined in Rule 4200(a)(15) of the NASDAQ listing standards. The Board has adopted a written Nominating and Governance Committee Charter that is available on the Company’s website at http://www.neonode.com/Documents/investor/nominating_and_governance_committee_charter.pdf.

The Nominating and Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Nominating and Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Governance Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.

In the case of new director candidates, the Nominating and Governance Committee also determines whether the nominee must be independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote. To date, the Nominating and Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates. To date, the Nominating and Governance Committee has not received any director nominations from stockholders of the Company.

The Nominating and Governance Committee will consider director candidates recommended by stockholders. The Nominating and Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Nominating and Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Governance Committee at the following address: Neonode Inc., 4000 Executive Parkway, Suite 200, San Ramon, California 94583, at least six months prior to any meeting at which directors are to be elected. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of the Company’s stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Stockholder Communications with the Board of Directors

The Company adopted a policy for stockholder communications with the Board. Persons interested in communicating with any particular director, the independent directors or the Board as a whole may address correspondence to the intended recipient, in care of Neonode Inc. at 4000 Executive Parkway, Suite 200, San Ramon, California 94538. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chair of the Audit, Compensation, or Nominating and Governance Committee.

Code of Ethics

The Company adopted the Neonode Inc. Code of Business Conduct that applies to all officers, directors and employees. All of the Company’s employees must carry out their duties in accordance with the policies set forth in the Code of Business Conduct and with applicable laws and regulations. The Code of Business Conduct contains a separate Code of Ethics that applies specifically to the Company’s Chief Executive Officer and senior financial officers. The Code of Business Conduct and Code of Ethics is available on our website at http://www.neonode.com/Documents/investor/business_code_of_conduct.pdf. If the Company makes any substantive amendments to the Code of Business Conduct or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS 1

The Audit Committee reviewed and discussed the audited financial statements of Neonode for the year ended December 31, 2007. The Audit Committee also discussed the audited financial statements with management and BDO Feinstein International AB.

In connection with the audit of Neonode’s financial statements for the year ended December 31, 2007, the Audit Committee discussed with BDO Feinstein International AB the matters required to be discussed by Statements on Auditing Standards No. 114. The Audit Committee also discussed with BDO Feinstein International AB the auditor’s independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee also received the letter from BDO Feinstein International AB required by the Independence Standards Board Standard No. 1. BDO Feinstein International AB is a member firm of BDO International.

Based on the foregoing review and discussions with management and BDO Feinstein International AB, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements of Neonode in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, which has been filed with the SEC.

Members of the Audit Committee:

John Reardon (Chairman)
Susan Major

1 The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

EXECUTIVE OFFICERS

Our executive officers who are not also directors are as follows:

NAME	AGE	POSITION

David W. Brunton	58	Vice President, Finance, Chief Financial Officer, Secretary and Treasurer

Thomas Eriksson	38	Chief Technical Officer

David W. Brunton -- Mr. Brunton joined SBE, Inc. in November 2001 as Vice President, Finance, Chief Financial Officer, Secretary and Treasurer. From 2000 to 2001 he was the Chief Financial Officer for NetStream, Inc., a telephony broadband network service provider. Mr. Brunton is a certified public accountant.

Thomas Eriksson - Mr. Eriksson co-founded Old Neonode in 2001 as Vice President and Chief Technology Officer. Prior to founding Neonode AB, he founded several companies with products ranging from car electronics test systems and tools to GSM/GPRS/GPS based fleet management systems including M2M applications and wireless modems. Mr. Eriksson has over 15 years of experience in product design and electronics engineering.

EXECUTIVE COMPENSATION

The table below summarizes the total compensation paid to or earned by each of the named executive officers for the fiscal year ended December 31, 2007:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
				(b)	(a)			(c)
Mikael Hagman, (e) (f) President and Chief Executive Officer	2007 2006	$190,167 -	$73,680 -	- -	$53,782 -	- -	- -	$23,464 -	$341,093 -

David W. Brunton, Chief Financial Officer	2007 2006	$185,000 $140,362	$30,625 -	$22,750 $25,168	$86,968 $22,735	- -	- -	$1,632 $1,116	$326,975 $189,380

Thomas Eriksson, (f) Chief Technical Officer	2007 2006	$179,604 $125,282	$38,237 -	- -	$20,625 -	- -	- -	$12,446 -	$250,912 $125,282

Kenneth Yamamoto, (d) Former Chief Executive Officer	2007 2006	$117,083 $137,784	$13,281 -	$28,938 $43,888	- $90,938	- -	$75,254 -	$403 $726	$234,959 $273,336

Leo Fang, (d) Former Executive Vice President	2007 2006	$106,667 $137,810	$9,375 -	$25,253 $30,346	- $22,735	- -	$66,920 -	$157 $253	$208,372 $191,143

(a)
Amounts are calculated as of fiscal year end in accordance with the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123R “Share-based Payment.” Please see Note14. “Stock Based Compensation” in the Notes to the Consolidated Financial Statements as filed on Neonode Inc.’s annual report Form 10K for the valuation assumptions made in the Black-Scholes option pricing used to calculate fair value of the option awards.

(b)
Amounts are the market value of common stock issued to Messrs. Brunton, Yamamoto and Fang under the pre-merger SBE, Inc. stock in-lieu of cash payroll plan that was implemented in 2006 as a cash preservation measure.

(c)
Includes $23,464 and $12,446 attributable in fiscal 2007 to Messrs. Hagman and Eriksson to payments to the Swedish defined contribution retirement plan, $1,632, $403 and $157 attributable in fiscal 2007 and $1,116, $7,261 and $253 attributable in fiscal 2006 to Messrs. Brunton, Yamamoto and Fang, respectively, for premiums paid by the Company for group term life insurance.

(d)	Messrs. Yamamoto and Fang terminated their employment at the culmination for the SBE, Inc and Neonode Inc. merger transaction on August 10, 2007.

(e)	Mr. Hagman became President and Chief Executive Officer effective March 2007.

(f)
Messrs. Hagman and Eriksson are citizens of Sweden and are employees in Sweden and all payments to them are in Swedish krona (SEK). The amounts in this table are displayed in U.S. Dollars (USD) and are converted from the SEK to USD using the average exchange rate for fiscal 2007 year of 6.793SEK to the USD.

Outstanding Equity Awards at Fiscal Year-end

		OPTION AWARDS
Name & Principal Position	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise price ($)	Option Expiration Date
Mikael Hagman,	1/18/2007 (2)	88,298	-	-	$ 1.84	6/17/2008
President & Chief	1/18/2007	88,298	-	-	$ 2.12	1/17/2009
Executive Office	6/1/2007	35,319	-	-	$ 1.84	6/17/2008
	8/9/2007	37,502	-	-	$ 6.74	8/9/2012
	8/9/2007	37,498	-	-	$ 8.49	8/8/2012
	1/2/2008	-	250,000 (3)		$ 3.45	1/2/2015

David W. Brunton,	11/1/2001	14,000	-	-	$ 4.90	11/1/2008
Chief Financial Officer	10/22/2002	20,000	-	-	$ 4.50	10/22/2009
	4/12/2004	5,000	-	-	$22.25	4/12/2011
	3/31/2005	20,000	-	-	$14.75	8/8/2012
	3/21/2006	5,000	-	-	$ 5.00	3/21/2013
	5/30/2007	15,000	-	-	$ 2.33	5/30/2014
	8/10/2007	-	180,000 (1)		$ 4.90	8/10/2014

Thomas Eriksson,	1/18/2007 (2)	97,127	-	-	$ 1.84	6/17/2008
Chief Technical Officer	1/18/2007	97,127	-	-	$ 2.12	1/17/2009
	6/1/2007	21,191	-	-	$ 1.84	6/17/2008

(1)	Stock Option Grant vests 25% on first anniversary date of grant and monthly thereafter for the next 36 months.

(2)	On March 19, 2008, the option expiration date was extended from April 17, 2008 until June 17, 2008.

(3)	Stock Option Grant vests 33% on first anniversary date of grant and monthly thereafter for the next 24 months.

STOCK AWARDS
Name & Principal Position	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares of Stock or Units that have not vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares of Unearned Shares, Units or Other Rights that have not Vested ($)
Mikael Hagman, President & Chief Executive Office	n/a	-	n/a	-

David W. Brunton, Chief Financial Officer	n/a	-	n/a	-

Thomas Eriksson, Chief Technical Officer	n/a	-	n/a	-

Employment Agreements and Change of Control Arrangements.

Mikael Hagman

Change in Control Termination. If Mr. Hagman`s employment terminates due to a Change in Control Termination, Mr Hagman will be entitled to receive the following benefits:

(a)
Salary Continuation. Mr Hagman shall continue to receive an amount equal to 12 (twelve) months of Base Salary. Such amount shall be paid in equal monthly installments over the six (6) months following Change in Control Termination and shall be subject to all required tax withholding.

David W. Brunton

Change in Control Termination. If Mr. Brunton’s employment terminates due to a Change in Control Termination, Mr. Brunton will be entitled to receive the following benefits:

(b)
Salary Continuation. Mr. Brunton shall continue to receive an amount equal to six (6) months of Base Salary. Such amount shall be paid in equal monthly installments over the six (6) months following Change in Control Termination and shall be subject to all required tax withholding.

(c)
Bonus Payment. Within fifteen (15) days following the last day of the fiscal quarter during which Change in Control Termination occurs. Mr. Brunton shall receive the pro-rata share of any bonus to which he would have been entitled had his employment with the Company continued. The bonus amount paid will be the product of the bonus percentage of Base Salary derived per the his bonus plan multiplied by his Base Salary from the beginning of the Fiscal Year through the date of his Involuntary Termination Without Cause. Such payment shall be subject to all required tax withholding.

(i)
Acceleration of Option Vesting. Effective as of the date of Change in Control Termination, Mr. Brunton shall be credited with full vesting under all options to purchase the Company’s Common Stock that he holds on such date.

Compensation of Directors

Effective January 1, 2008, each non-employee director of the Company receives an annual retainer of $30,000, payable monthly in arrears. The Chairman of the Board receives an annual retainer of $40,000, payable monthly in arrears. No director is entitled to receive a per-meeting fee. The members of the Board are also eligible for reimbursement for their expenses incurred in attending Board meetings in accordance with Company policy.

Effective January 2, 2008, on January 2 of each year (or the next business day if that date is a legal holiday), each non-employee director is automatically granted an additional option to purchase 40,000 shares of common stock of the Company. The exercise price of options granted is 100% of the fair market value of the common stock subject to the option on the date of the option grant. Options granted to Directors may not be exercised until the date upon which the optionee (or the affiliate of the optionee) has provided one year of continuous service as a non-employee director following the date of grant of such option, at which point 100% of the option becomes exercisable. The options will fully vest upon a change of control, unless the acquiring company assumes the options or substitutes similar options. The term of options granted is 10 years.

Prior to January 2, 2008, the directors were compensated primarily with grants of stock options. During the year ended December 31, 2007, the Company granted options covering 493,903 shares to non-employee directors of the Company, at an exercise price per share ranging from $1.84 to $4.50. The fair market value of such common stock on the date of each grant was equal to the closing sales price reported on the Nasdaq National Market for the date of grant. As of the date of this proxy statement, no options granted to directors had been exercised.

The table below summaries the compensation paid by the Company to our Directors for the fiscal year ended December 31, 2007:

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
		(f)	(a)
Per Bystedt	$ 18,890	-	$11,004	-	-	-	$29,894

Susan Major	-	-	$29,205	-	-	-	$29,205

John Reardon	$ 28,750	$ 9,485	$27,591	-	-	-	$65,826

Johan Ihrfelt (d)	$ 3,216	-	$ 1,434	-	-	-	$ 4,650

Magnus Goertz (b)(c)	$223,510	-	$28,379	-	-	-	$251,889

Ronald Ritchie (e)	$ 43,125	$13,436	$ 15,508	-	-	-	$ 72,069

Marion Stuckey (e)	$ 28,750	$ 9,485	$ 14,234	-	-	-	$ 52,469

John D’Errico (e)	$ 28,750	$ 9,485	$ 14,234	-	-	-	$ 52,469

(a)
Amounts are calculated as of fiscal year end in accordance with the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123R “Share-based Payment.” Please see Note14. “Stock Based Compensation” in the Notes to the Consolidated Financial Statements as filed on Neonode Inc.’s annual report Form 10K for the valuation assumptions made in the Black-Scholes option pricing used to calculate fair value of the option awards.

(b)
Mr. Goertz is a citizen of Sweden and is employed in Sweden and all payments to him are in Swedish krona (SEK). The amounts in this table are displayed in U.S. Dollars (USD) and are converted from the SEK to USD using the fiscal 2007 average exchange rate of 6.793SEK to the USD. Mr. Goertz is employed on a full time basis as an engineer for the company and is paid salary and pension benefits that total approximately $200,000 per year.

(c)	Mr. Goertz resigned as a member of the Board of Directors on October 9, 2007. He remains an employee of the company.

(d)	Mr. Ihrfelt resigned as a member of the Board of Directors on March 31, 2008 and is no longer affiliated with the company after that date.

(e)	Messrs. Ritchie, Stuckey and D’Errico are former members of the SBE, Inc. Board of Directors and all resigned concurrent with the culmination of the merger transaction on August 10, 2007.

(f)
Messrs. Reardon, Ritchie, Stuckey and D’Errico as former members of the SBE, Inc. Board of Directors were paid their Board of Director fees with grants of common stock under the pre-merger SBE, Inc stock in-lieu of fee program. The amounts reflect the fair market value of the stock granted to each director under this program.

		OPTION AWARDS
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise price ($)	Option Expiration Date
Per Bystedt	1/18/2007 (1)	44,149	-	-	$ 1.84	6/17/2008
	1/18/2007	44,149	-	-	$ 2.12	1/17/2009
	6/1/2007 (1)	28,255	-	-	$ 1.84	6/17/2008
	1/2/2008	-	40,000	-	$ 3.45	1/2/2015

Susan Major	1/18/2007	176,595	-	-	$ 1.42	1/17/2012
	1/2/2008	-	40,000	-	$ 3.45	1/2/2015

John Reardon	3/17/2004	3,000	-	-	$ 27.50	3/17/2011
	4/1/2004	2,000	-	-	$23.30	4/1/2011
	4/1/2005	2,000	-	-	$13.95	4/1/2010
	4/1/2006	2,000	-	-	$ 5.40	4/1/2011
	4/2/2007	2,000	-	-	$ 4.00	4/2/2012
	5/3/2007	176,595	-	-	$ 1.42	1/17/2012
	5/30/2007	4,500	-	-	$ 2.33	5/30/2012
	1/2/2008	-	40,000	-	$ 3.45	1/2/2015

Johan Ihrfelt	1/18/2007 (1)	17,660	-	-	$ 1.84	6/17/2008

Magnus Goertz	1/18/2007 (1)	132,446	-	-	$ 1.84	6/17/2008
	1/18/2007	132,446	-	-	$ 2.12	1/17/2009
	6/1/2007 (1)	31,787	-	-	$ 1.84	6/17/2008

(1)	On March 19, 2008, the option expiration date was extended from April 17, 2008 until June 17, 2008.

RELATED PERSON TRANSACTIONS

Petrus Holding, Iwo Jima SARL and Spray AB are companies where the Chairman of the Board and a significant shareholder of Neonode Inc., Per Bystedt, owns or has significant influence. All three companies have invested in senior secured notes that were convertible to our common stock and warrants to purchase our common stock. All the convertible senior secured notes were converted to our common stock and warrants to purchase our common stock just prior to the merger with SBE on August 10, 2007.

ADDITIONAL INFORMATION - SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2007, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

PROPOSAL 1

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board has selected BDO Feinstein International AB (“BDO”), a member firm of BDO International, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008 and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of BDO are expected to be present at the Annual Meeting via telephone. They will have an opportunity to make a statement and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of BDO as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of BDO to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm, but may still elect to retain BDO. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Previous Independent Accountants

On August 10, 2007, upon the closing of the merger between Neonode, formally known as SBE, Inc. (“SBE”), and Old Neonode (Merger), the stockholders of Old Neonode became the majority stockholders of Neonode. The merger was treated as a “reverse recapitalization” for accounting purposes and the historical financial statements of the accounting acquirer, Old Neonode, became the historical financial statements of Neonode.

Following the merger, Neonode retained Old Neonode’s independent registered public accounting firm, Öhrlings PricewaterhouseCoopers AB (“PwC”) to review Neonode’s interim financial statements for the periods ended September 30, 2007 and also retained BDO Seidman LLP (Seidman), SBE’s independent registered public accounting firm since 2004, to complete its review of SBE’s interim financial statements for the periods ended July 31, 2007. Seidman is also a member firm to BDO International.

BDO Seidman LLP

Prior to the Merger, SBE engaged Seidman as its independent registered public accounting firm for the fiscal years ended October 31, 2006 and 2005 and through September 13, 2007. Seidman was dismissed at the completion of the interim review on September 13, 2007. Seidman’s report on the financial statements of SBE for each of the two fiscal years ended October 31, 2005 and 2006 did not contain any adverse opinion or disclaimer of opinion and was not qualified as audit scope or accounting principles, except that Seidman’s report on SBE’s consolidated financial statements for the twelve months ended October 31, 2006 contained a paragraph expressing substantial doubt as to SBE’s ability to continue as a going concern.

During the periods covering the fiscal years ended October 31, 2006 and 2005 and through September 13, 2007, Neonode did not consult Seidman with respect to either  Old Neonode or Neonode, regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (b) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as defined in Item 304(a)(1)(iv) of Regulation S-K).

Öhrlings PricewaterhouseCoopers AB

Following the merger, Neonode retained Old Neonode’s independent registered public accounting firm, Öhrlings PricewaterhouseCoopers AB (“PwC”) to review Neonode’s interim financial statements for the periods ended September 30, 2007.

Prior to Neonode’s engagement of PWC, Neonode did not consult with PWC during its two most recent fiscal years or the subsequent interim period regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on Neonode’s financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

PwC completed its review of Neonode’s interim financial statements for the periods ended September 30, 2007 and completed its engagement upon the filing of Neonode’s Quarterly Report on Form 10-Q for the period ended September 30, 2007 with the Securities and Exchange Commission. On November 20, 2007, Neonode informed PWC that they were dismissed as Neonode’s independent registered public accounting firm.

PwC’s report on Old Neonode’s consolidated financial statements for the year ended December 31, 2006 contained a paragraph expressing substantial doubt as to Old Neonode’s ability to continue as a going concern. Except as noted in the immediately preceding sentence, PwC’s reports on Old Neonode’s consolidated financial statements for the years ended December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2006 and 2005 and through November 20, 2007, there were no disagreements between Old Neonode, Neonode and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in their report.

During the years ended December 31, 2006 and 2005 and through November 20, 2007, there were no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

New Independent Accountant

Effective November 20, 2007, BDO was engaged as the Company’s independent registered public accounting firm. Both BDO and Seidman are member firms of BDO International. During the years ended December 31, 2006 and 2005, and through November 20, 2007, the Company did not consult BDO regarding any of the matters discussed in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to Neonode for the fiscal years ending December 31, 2007and 2006 by BDO, Neonode’s current principal accountant, and its member firm, Seidman.

	FISCAL YEAR ENDED
	December 31, 2007	December 31, 2006
Audit Fees	$476,060	$261,724
Tax Fees (1)	18,150	$—
All Audit Related Fees (2)	59,253	—
Total Fees	$553,463	$261,724

(1)	Tax fees are for preparation of the annual state and federal tax returns in the United States.

(2)	Include fees for work related to the merger and the review and preparation of registration and proxy statements.

All fees described above were approved by the Audit Committee. The Audit Committee has determined that the rendering of any foregoing services other than audit services by BDO is compatible with maintaining the principal accountant’s independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

The Audit Committee has not approved any formal policy concerning pre-approval of the auditors to perform both audit and non-audit services (services other than audit, review and attest services). Instead, on a case by case basis, any audit or non-audit services proposed to be performed are considered by and, if deemed appropriate, approved by the Audit Committee in advance of the performance of such services. All of the fees earned by BDO, Seidman and PwC described above were attributable to services pre-approved by the Audit Committee.

The adoption of Proposal 1 will require the affirmative vote of the holders of a majority of shares present at the Annual Meeting either in person or by proxy and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the estimated ownership of our common stock as of March 31, 2008 of: (i) each director and nominee for director; (ii) each of our “named executive officers,” as defined in Item 402 under Regulation S-K promulgated by the Securities and Exchange Commission; (iii) all executive officers and directors of Neonode as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our outstanding shares of common stock. Unless otherwise indicated, the address for each of the persons and entities set forth below is c/o Neonode Inc., Warfvingesv’g 45, SE-112 51 Stockholm, Sweden.

Beneficial Owner	Beneficial Ownership (1)
Beneficial Owner	Number of Shares of Common Stock	Percent of Total(2)
AIGH Investment Partners LLC 6006 Berkeley Avenue Baltimore, MD 21209 (5)	4,899,447	17.5%
Per Bystedt (3)(4)	4,043,411	14.5%
Magnus Goertz (3)(6)	2,101,754	7.5%
Thomas Eriksson (3)(7)	1,255,351	4.5%
Mikael Hagman (3)(8)	343,996	1.2%
David W. Brunton (3)	138,011	0.5%
John Reardon (3)	200,986	0.7%
Susan Major (3)	176,595	0.6%
All executive officers and directors as a group (7 persons) (3)(4)	8,260,104	29.5%

(1)
This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(2)
Applicable percentages are based on 25,918,162 shares, the number of shares outstanding on March 31, 2008 plus the stock options that officers and directors have the right to acquire within 60 days after the date of this table under outstanding stock options and the warrants issuable under this table.

(3)
Includes, 116,553, 296,680, 215,446, 211,914, 79,000, 192,095, and 176,595 shares that Messrs. Bystedt, Goertz, Eriksson, Hagman, Brunton, Reardon, and Ms. Major, respectively, have the right to acquire within 60 days after the date of this table under outstanding stock options.

(4)
Includes 2,987,384 shares and options or warrants to purchase an aggregate of 715,728 shares held by Iwo Jima Sarl and 211,861 shares and 12,438 warrants issuable to Spray AB. Iwo Jima Sarl and Spray AB may be deemed affiliates of Mr. Bystedt.

(5)	Includes, 1,623,150 shares that AIGH Investment Partners LLC has the right to acquire under common stock warrant agreements.

(6)	Includes 1,805,074 shares held by Athemis Limited, which may be deemed an affiliate of Mr. Goertz.

(7)	Includes 1,039,905 shares held by Wirelesstoys Sweden AB, which may be deemed an affiliate of Mr. Ericksson.

(8)	Includes, 19,026 shares that Mr. Hagman has the right to acquire under common stock warrant agreements.

By Order of the Board of Directors,

/s/ David Brunton
David Brunton
Secretary
San Ramon, California
April 29, 2008

NEONODE INC.

ANNUAL MEETING OF STOCKHOLDERS
PROXY CARD

Annual Meeting, May 30, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NEONODE INC.

By signing and returning this proxy, you appoint Mikael Hagman and David Brunton, and each of them, with full power of substitution, to vote and represent these shares at the Annual Meeting of Stockholders to be held on May 30, 2008 at 9:00 a.m. local time, (or any adjournments or postponements thereof) at 12770 High Bluff Drive, Suite 320, San Diego, CA 92130.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS YOU DIRECT. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS “FOR” PROPOSAL 1.

PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE ENVELOPE PROVIDED.

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATION, YOU MAY SIMPLY SIGN AND DATE THIS CARD ON THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE.

ANNUAL MEETING OF STOCKHOLDERS OF

NEONODE INC.
May 30, 2008

Please date, sign and mail
your proxy card in the
envelope provided as soon as possible.

↓Please detach along perforated line and mail in the envelope provided.↓

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN
	1.	To ratify the selection of BDO Feinstein International AB as our independent auditors for the 2008 fiscal year:	☐	☐	☐

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS OR RESCHEDULINGS THEREOF. The signer hereby revokes all proxies heretofore given by the signer to vote at the Annual Meeting of NEONODE INC. and any adjournments, postponements, continuations or reschedulings thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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